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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 March 23, 2006

                                IndyMac ABS, Inc.
      IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H1

             (Exact Name of Registrant as Specified in its Charter)

              Delaware                    333-127617             95-4685267
------------------------------------  ------------------  ----------------------
     (State or Other Jurisdiction        (Commission           (IRS Employer
            of Incorporation)            File Number)       Identification No.)

                 155 North Lake Avenue
               Pasadena, California 91101                         10019
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        (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (626) 535-5555

                                      None
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 6.01 ABS Informational and Computational Material(1).

      Filed concurrently herewith are certain materials (the "Computational Materials") furnished to the Registrant by Lehman Brothers Inc. (the "Underwriter") in respect of the IndyMac Home Equity Mortgage Loan Asset-Backed Notes, Series 2006-H1, Class A Notes (the "Offered Notes"). The Offered Notes are being offered pursuant to (i) the free writing prospectus dated March 28, 2006 and related base prospectus dated August 22, 2005 (collectively, the "Free Writing Prospectus"). The Free Writing Prospectus will be filed with the Commission pursuant to Rule 433(d) under the Securities Act of 1933, as amended (the "Act"). The Offered Notes have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-127617) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

      The Computational Materials were prepared solely by the Underwriter and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

      Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded by statements or information contained in the Free Writing Prospectus and any other information subsequently filed with the Commission by the Registrant.

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(1)   Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Free Writing Prospectus.



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Item 9.01. Financial Statements and Exhibits.

       (a)      Not applicable.

       (b)      Not applicable.

       (c)      Not applicable.

       (d)      Exhibits:

                99.1     ABS Informational and Computational Materials.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INDYMAC ABS, INC.

                                     By: Victor H. Woodworth
                                         ---------------------------------------
                                         Name: Victor H. Woodworth
                                         Title: Vice President and Legal Counsel

Dated: March 27, 2006




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                                  EXHIBIT INDEX

Exhibit No.                        Description
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99.1                               ABS Informational and Computational Materials